Exhibit 32.1

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, David Hart, the Chief Executive Officer of The Cannabist Company Holdings Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the year ended December 31, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Hart
David Hart
Chief Executive Officer
March 13, 2024